                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 11, 1997




             BROOKE GROUP LTD.                      BGLS INC.
       (Exact name of registrant as       (Exact name of registrant as
         specified in its charter)          specified in its charter)

                 1-5759                             33-93576
         (Commission File Number)           (Commission File Number)

               51-0255124                          13-3593483
            (I.R.S. Employer                    (I.R.S. Employer
          Identification No.)                 Identification No.)

                DELAWARE                            DELAWARE
   (State or other jurisdiction of       (State or other jurisdiction of
   incorporation or organization)        incorporation or organization)

         100 S.E. SECOND STREET              100 S.E. SECOND STREET
          MIAMI, FLORIDA 33131                MIAMI, FLORIDA 33131
    (Address of principal executive     (Address of principal executive
      offices including Zip Code)          offices including Zip Code)

              305/579-8000                        305/579-8000
      (Registrant's telephone number,    (Registrant's telephone number,
          including area code)                including area code)

             (NOT APPLICABLE)                    (NOT APPLICABLE)
      (Former name or former address,    (Former name or former address,
       if changed since last report)      if changed since last report)

ITEM 5.           OTHER EVENTS.

                  On June 11, 1997, Liggett Group Inc. ("Liggett"), a wholly-owned subsidiary of the Registrants, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

*99.1 Press Release of Liggett dated June 11, 1997 (incorporated by reference to exhibit 99.1 in Liggett's Form 8-K dated June 11, 1997, Commission File No. 33-75224).



----------
     *  Incorporated by reference.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BROOKE GROUP LTD.



                                 By: /s/ Joselynn D. Van Siclen
                                     -----------------------------------
                                     Joselynn D. Van Siclen
                                     Vice President and Chief Financial Officer


                                 BGLS INC.


                                 By: /s/ Joselynn D. Van Siclen
                                     ------------------------------------
                                     Joselynn D. Van Siclen
                                     Vice President and Chief Financial Officer

Date:  June 11, 1997